                                                                    EXHIBIT 99.4
                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:  MMT FEDERAL HOLDINGS, INC.                    CASE NO.: 97-21387-CJK
DEBTOR                                               JUDGE:   CAROL J. KENNER

                                                                 CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                              5/31/98


COMES NOW, MMT FEDERAL HOLDINGS, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X       Monthly Reporting Questionnaire (Attachment 1)
            -----------

                  X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -----------

                  X       Summary of Accounts Receivable (Form OPR-3)
            -----------

                  X       Schedule of Post-Petition Liabilities (Form OPR-4)
            -----------

                  X       Income Statement (Form OPR-5)
            -----------

                  X       Statement of Sources and Uses of Cash (Form OPR-6)
            -----------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  6/26/98                DEBTOR-IN-POSSESSION
       ------
                              By:/s/ F. Gordon Bitter
                                 --------------------------------
                              Name & Title:    F. Gordon Bitter, Vice President
                                               MMT Federal Holdings, Inc.
                                               421 Currant Road
                                               Fall River, MA  02720
                                               Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MMT FEDERAL HOLDINGS, INC.                      CASE NO.:  97-21387-CJK
            DEBTOR                                    JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11
NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                      COMPARATIVE BALANCE SHEETS                    FORM OPR-1

CASE NAME:         MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:      97-21387-CJK
                                                            MONTH ENDED: 5/31/98

                                                                 FILING         MONTH          MONTH         MONTH
                                                                  DATE          ENDED          ENDED         ENDED
                                                                 12/3/97       12/31/97       1/31/98       2/28/98
                                                              ----------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                                    500            500           500           500
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Stock & interests in:
             M4 Environmental Management, Inc. (100%)               Unknown        Unknown       Unknown       Unknown
             Lockheed Martin Chemical Demilitarization              Unknown        Unknown       Unknown       Unknown
                  LLC (50% owned, 50% owned by
                  Lockheed Martin)

                                                              ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                    500            500           500           500
                                                              ----------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                              ----------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                         0              0             0             0
                                                              ----------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets
             Less:  Accumulated Amortization

                                                              ----------------------------------------------------------
TOTAL OTHER ASSETS                                                        0              0             0             0
                                                              ----------------------------------------------------------

TOTAL ASSETS                                                            500            500           500           500
                                                              ==========================================================

                                                               MONTH         MONTH          MONTH          MONTH
                                                               ENDED         ENDED          ENDED          ENDED
                                                              3/31/98       4/30/98        5/31/98
                                                             ---------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                                 500            500           500
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Stock & interests in:
             M4 Environmental Management, Inc. (100%)            Unknown        Unknown       Unknown
             Lockheed Martin Chemical Demilitarization           Unknown        Unknown       Unknown
                  LLC (50% owned, 50% owned by
                  Lockheed Martin)

                                                             ---------------------------------------------------------
TOTAL CURRENT ASSETS                                                 500            500           500               0
                                                             ---------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                             ---------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                      0              0             0               0
                                                             ---------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                                                        0
             Less:  Accumulated Amortization

                                                             ---------------------------------------------------------
TOTAL OTHER ASSETS                                                     0              0             0               0
                                                             ---------------------------------------------------------

TOTAL ASSETS                                                         500            500           500               0
                                                             =========================================================

                      COMPARATIVE BALANCE SHEETS                    FORM OPR-2


CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK

                                                            MONTH ENDED: 5/31/98

                                                               FILING          MONTH           MONTH           MONTH
                                                                DATE           ENDED           ENDED           ENDED
                                                               12/3/97        12/31/97        1/31/98         2/28/98
                                                           ------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)

                                                           ----------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                    0              0               0               0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                           ----------------------------------------------------------------

TOTAL LIABILITIES                                                  0              0               0               0
                                                           ----------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                      10             10              10              10
Paid in Capital                                                  990            990             990             990
Valuation Allowance                                             (500)          (500)           (500)           (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                           ----------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                             500            500             500             500
                                                           ----------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       500            500             500             500
                                                           ================================================================

                                                             MONTH          MONTH           MONTH           MONTH
                                                             ENDED          ENDED           ENDED           ENDED
                                                            3/31/98        4/30/98         5/31/98
                                                          -------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)

                                                          -------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                 0              0               0               0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                          -------------------------------------------------------------

TOTAL LIABILITIES                                               0              0               0               0
                                                          -------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                   10             10              10
Paid in Capital                                               990            990             990
Valuation Allowance                                          (500)          (500)           (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                          -------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                          500            500             500               0
                                                          -------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    500            500             500               0
                                                          =============================================================

                    SUMMARY OF ACCOUNTS RECEIVABLE                  FORM OPR-3

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK
                                                            MONTH ENDED: 5/31/98

                                                                            0-30         31-60         61-90     OVER
                                                              TOTAL         DAYS          DAYS         DAYS     90 DAYS

                                                           --------------------------------------------------------------
DATE OF FILING:   12/3/97                                      0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            12/31/97                                     0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            1/31/98                                      0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            2/28/98                                      0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            3/31/98                                      0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            4/30/98                                      0
                  Allowance for doubtful accounts              0
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

MONTH:            5/31/98
                  Allowance for doubtful accounts
                                                           =============================================================
                                                               0             0            0             0             0
                                                           =============================================================

                SCHEDULE OF POST PETITION LIABILITIES               FORM OPR-4

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK
                                                            MONTH ENDED: 5/31/98


                                                                      DATE       DATE   TOTAL     0-30     31-60    61-90     OVER
                                                                    INCURRED     DUE     DUE      DAYS      DAYS    DAYS    90 DAYS
                                                                -------------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                         NONE
            FICA-Employer's Share                                                        NONE
            FICA-Employee's Share                                                        NONE
            Unemployment Tax                                                             NONE
            State Sales & Use Tax                                                        NONE
            State            Tax                                                         NONE
            Personal Property Tax                                                        NONE

                                                                                       --------------------------------------------
TOTAL TAXES PAYABLE                                                                       0         0         0       0         0
                                                                                       --------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING

ACCRUED INTEREST PAYABLE

                                                                                       --------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                          0         0         0       0         0
                                                                                       --------------------------------------------

POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses

                                                                                       --------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                      0         0         0       0         0
                                                                                       --------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                       0         0         0       0         0
                                                                                       ============================================

                           INCOME STATEMENT                          FORM OPR-5

CASE NAME:    MMT FEDERAL HOLDINGS,
CASE NUMBER:  97-21387-CJK
                                                            MONTH ENDED: 5/31/98

                                                             PRE          POST         MONTH        MONTH        MONTH
                                                          PETITION      PETITION       ENDED        ENDED        ENDED
                                                           12/3/97      12/31/97      1/31/98      2/28/98      3/31/98
                                                        ----------------------------------------------------------------
NET REVENUE (INCOME)
                                                        ----------------------------------------------------------------
COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in
                  fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                        ----------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                     0            0             0            0           0
                                                        ----------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                 0            0             0            0           0
                                                        ----------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                        ----------------------------------------------------------------

NET INCOME (LOSS)                                           NONE          NONE         NONE          NONE         NONE
                                                        ================================================================


                                                              MONTH        MONTH         MONTH         MONTH
                                                              ENDED        ENDED         ENDED         ENDED
                                                             4/30/98      5/31/98
                                                       ----------------------------------------------------------
NET REVENUE (INCOME)
                                                       ----------------------------------------------------------
COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in
                  fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                       ----------------------------------------------------------
TOTAL COST OF GOODS SOLD                                       0            0             0             0
                                                       ----------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                   0            0             0             0
                                                       ----------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                       ----------------------------------------------------------

NET INCOME (LOSS)                                            NONE          NONE           0             0
                                                       ==========================================================

                STATEMENT OF SOURCES AND USES OF CASH               FORM OPR-6

CASE NAME:    MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:  97-21387-CJK
                                                            MONTH ENDED: 5/31/98

                                                                                               TOTAL
                                                                    PRE          POST          MONTH        MONTH
                                                                  PETITION     PETITION        ENDED        ENDED
                                                                 12/1-12/2    12/3-12/31     12/31/97      1/31/98
                                                                ------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                               NONE          NONE         NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                              0             0            0
            Decrease (Increase)-Accounts Receivable                                  0             0            0
            Decrease (Increase)-Inventories                                          0             0            0
            Decrease (Increase)-Prepaid Expenses                                     0             0            0
            Decrease (Increase)-Other Assets                                         0             0            0
            Increase (Decrease)-Pre Petition Liabilities                             0             0            0
            Increase (Decrease)-Post Petition Liabilities                            0             0            0

                                                                ------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                          0          0             0            0
                                                                ------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                     0             0            0
            Sale of Net Fixed Assets
                                                                ------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                          0          0             0            0
                                                                ------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                    0             0            0
            Increase (Decrease)-Shareholder Valuations                               0             0            0

            Purchase of Treasury Stock-Preferred Shares

                                                                ------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                          0          0             0            0
                                                                ------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      0          0             0            0

Cash and Cash Equivalents at Beginning of Period                                   500           500          500
                                                                ------------------------------------------------------


Cash and Cash Equivalents at End of Period                                0        500           500          500
                                                                ======================================================



                                                                 MONTH         MONTH         MONTH         MONTH
                                                                 ENDED         ENDED         ENDED         ENDED
                                                                2/28/98       3/31/98       4/30/98       5/31/98
                                                             --------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               NONE          NONE          NONE          NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                              0             0             0             0
            Decrease (Increase)-Accounts Receivable                  0             0             0             0
            Decrease (Increase)-Inventories                          0             0             0             0
            Decrease (Increase)-Prepaid Expenses                     0             0             0             0
            Decrease (Increase)-Other Assets                         0             0             0             0
            Increase (Decrease)-Pre Petition Liabilities             0             0             0             0
            Increase (Decrease)-Post Petition Liabilities            0             0             0             0

                                                             ----------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     0             0             0             0
                                                             ----------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                     0             0             0             0
            Sale of Net Fixed Assets
                                                             ----------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                     0             0             0             0
                                                             ----------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                    0             0             0             0
            Increase (Decrease)-Shareholder Valuations               0             0             0             0

            Purchase of Treasury Stock-Preferred Shares

                                                             ----------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                     0             0             0             0
                                                             ----------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 0             0             0             0

Cash and Cash Equivalents at Beginning of Period                   500           500           500           500
                                                             ----------------------------------------------------


Cash and Cash Equivalents at End of Period                         500           500           500           500
                                                             ====================================================

                                   CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK                               MONTH ENDED:   5/31/98



                                                                          PAGE 1


1.   PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF                                         DATE                WAGES PAID                TAXES WITHHELD
       EXECUTIVE                                                 PAID          GROSS          NET          DUE           PAID
       --------------------------                           -----------------------------------------------------------------------

       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE
       EMPLOYEES AND OFFICERS OF MOLTEN METAL
       TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO
       NOT RECEIVE COMPENSATION FROM THIS DEBTOR,
       BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED
       SUCH COMPENSATION IN ITS MONTHLY OPERATING
       REPORT (CASE NUMBER 97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Eugene Berman, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Randall Jones, Assistant Secretary


                                                                           --------------------------------------------------------
       TOTAL EXECUTIVE PAYROLL                                                    0             0            0              0
                                                                          ========================================================





2.  INSURANCE
       Is Workers' Compensation and other insurance in effect?            N/A
                                                                          ----
       Are payments current?
                                                                          ----
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                       DATE
                                                             COVERAGE       POLICY      EXPIRATION     PREMIUM       COVERAGE
TYPE                       CARRIER NAME                       AMOUNT        NUMBER         DATE         AMOUNT      PAID THRU
---------------------------------------------------------------------------------------------------------------------------------

SEE ATTACHED INSURANCE
EXPIRATION CERTIFICATE


                                   CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT FEDERAL HOLDINGS, INC.
Case Number: 97-21387-CJK

                                                                          PAGE 2

3.  BANK ACCOUNTS

                                                                  MMT FED
                                                                 OPERATING                    TOTAL
                                                               --------------             ---------------
BANK NAME                                                       U.S. TRUST

ACCOUNT NUMBER                                                  002239244-1

BEGINNING BOOK BALANCE                                                   500                         500

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)
                                                               --------------             ---------------
ENDING BOOK BALANCE                                                      500                         500
                                                               ==============             ===============



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                              Amount         Date         Check #
            --------------------------              -------------------------------------------
            PROFESSIONALS (ATTORNEYS,
            ACCOUNTANTS, ETC.):
                                                         NONE

                                                    ---------------
                                                                 0
                                                    ===============

            PRE-PETITION DEBTS

                                                         NONE

                                                    ---------------
            TOTAL PAYMENTS OF PRE-PETITION DEBTS                 0
                                                    ---------------

                         INSURANCE EXPIRATION STATEMENT

                                                     INSURANCE     COVERAGE       POLICY    EXPIRATION    PREMIUM      COVERAGE
CARRIER NAME AND ADDRESS              TYPE             AGENT        AMOUNT        NUMBER       DATE        AMOUNT     PAID THRU
---------------------------------------------------------------------------------------------------------------------------------

SEE ATTACHED


         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         Date: 5/26/98
               -------




                                             Molten Metal Technology, Inc.


                                             By:/s/ F. Gordon Bitter
                                               ------------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer

                                             MMT of Tennessee, Inc.

                                             By:/s/ F. Gordon Bitter
                                               ------------------------------
                                               F. Gordon Bitter
                                               Vice President

                                             M4 Environmental, L.P..

                                             By:/s/ F. Gordon Bitter
                                               ------------------------------
                                               M4 Environmental Management, Inc.
                                               General Partner

                                             By:/s/ F. Gordon Bitter
                                               ------------------------------
                                               F. Gordon Bitter
                                               Vice President

                                             MMT Federal Holdings, Inc.


                                             By:/s/ F. Gordon Bitter
                                               ------------------------------
                                               F. Gordon Bitter
                                               Vice President

============================================================================================================
        CARRIER NAME & ADDRESS                           TYPE                     BROKER        LIMITS

============================================================================================================
Commerce & Industry Insurance Co.       General Liability                       Aon            $  1,000,000
70 Pine Street                          Automobile Liability                    Aon            $  1,000,000
New York, NY   10270                    Excess Liability - 1st layer            Aon            $ 20,000,000
                                                                                             excess of $1M

New Hampshire Insurance Co.             Workers Compensation                    Aon            Statutory
70 Pine Street                          Workers Compensation - CA               Aon            Statutory
New York NY  10270                      Employers' Liability                    Aon            $  1,000,000


American International Specialty Lines  Pollution Liability - MA/TN             Aon            $  3,000,000
   Insurance Co.                        Pollution Liability - TX                Aon            $  1,000,000
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                Aon             $   500,000
P.O. Box 91394                          Fiduciary                               Aon             $ 2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability          Aon             $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                       Aon             $ 1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                Aon             $147,000,000
Allendale Park                                                                                  Blanket
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property               J&H/M&M         $ 45,000,000
Town Center                             Nuclear Liability Facility Form - TN    J&H/M&M         $ 50,000,000
29 South Main Street                    Master Worker Certificate - TN          J&H/M&M         $200,000,000
West Hartford, CT 06107                                                                           Shared Agg.


==============================================================================================================
        CARRIER NAME & ADDRESS                     POLICY      EXPIRATION    PREMIUM            PAID
                                                   NUMBER         DATE                          THRU
==============================================================================================================
Commerce & Industry Insurance Co.                340-94-76               12/3/98   $ 53,000        Current
70 Pine Street                                   766-56-11               12/3/98   $  3,540        Current
New York, NY   10270                             606-23-31               12/3/98   $ 43,185        Current


New Hampshire Insurance Co.                     WC588-59-75              12/3/98   $111,250        Current
70 Pine Street                                  WC588-59-77              12/3/98   $    753        Current
New York NY  10270                              WC588-59-75              12/3/98    inclu.         Current
                                                and -77[CA]

American International Specialty Line             8199951                12/3/98    $ 28,342       Current
   Insurance Co.                                  8199950                12/3/98    $ 16,919       Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company               751-118812-98              5/9/99    $  6,000        Current
P.O. Box 91394                                 751-118834-98              5/9/99    $  6,000        Current
Chicago, IL   60693

Executive Risk Indemnity Company               751-091628-98              1/19/99   $350,000        Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                        PST 00 9648288             2/1/99    $  2,000        Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                      CC626                 12/2/98    $170,000        Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                           98262                  1/1/99    $ 97,500        Current
Town Center                                        NF-0338                12/31/98   $124,215        Current
29 South Main Street                               NW-0235                12/31/98   $    550      Not yet invoiced
West Hartford, CT 06107

=================================================================================================================
        CARRIER NAME & ADDRESS                           TYPE                         BROKER        LIMITS

=================================================================================================================

                                        Nuclear Supplier's & Transp.                J&H/M&M         $ 15,000,000
                                        Nuclear Liability Facility Form - SC        J&H/M&M         $ 10,000,000
                                        Nuclear Foreign Supplier's & Transp.        J&H/M&M         $ 10,000,000
                                        Master Worker Certificate - SC              J&H/M&M         $200,000,000
                                                                                                     Shared Agg.
                                        Nuclear Facility Liability - Comm. Park     J&H/M&M         $ 10,000,000
                                        Master Worker Certificate - Comm. Park      J&H/M&M         $200,000,000
                                                                                                  Shared Agg.

American International Specialty        Pollution Legal and Closure/Post Closure    J&H/M&M          $3,000,000
   Lines Ins. Co.                                                                               Pollution Legal
Harborside Financial Center                                                                          $3,400,000
401 Plaza 3                                                                                     Closure
Jersey City, NJ   07311

==============================================================================================================
        CARRIER NAME & ADDRESS          POLICY      EXPIRATION    PREMIUM            PAID
                                        NUMBER         DATE                          THRU
==============================================================================================================

                                        NS-0539                12/31/98   $  8,670        Current
                                        NF-0329                12/31/98   $ 13,590        Current
                                          TBD                  12/31/98        TBD      Based on Foreign Sales
                                        NW-0237                12/31/98   $    550      Not yet invoiced

                                        NF-0337                12/31/98   $ 39,568        Current
                                        NW-0234                12/31/98   $    550      Not yet invoiced


American International Specialty       8183013                10/15/00  $94,400        Current
   Lines Ins. Co.                                  Poll. Legal
Harborside Financial Center                                   12/7/00   $425,000        Current
401 Plaza 3                                        Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A


============================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                       CO          LIMITS
                                                                                   ENTITY
============================================================================================================
Blue Cross & Blue Shield of RI          Full Coverage Medical                    MMT
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       Self Funded Dental                       MMT
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT TN
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT TN
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                     Employee Funded Long Term Disability     MMT

=========================================================================================
        CARRIER NAME & ADDRESS           EXPIRATION     PREMIUM            PAID
                                            DATE                           THRU
=========================================================================================
Blue Cross & Blue Shield of RI          5/1-5/31/98       $  10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       5/1-5/31/98           None        Current
PO Box 5-0198                                                             Current
Woburn, MA 01815-0198                                                     Current


Fortis Benefits Insurance Co.           5/1-5/31/98      $    1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           5/1-5/31/98       $   1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       5/1-5/31/98       $  10,960        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services       5/1-5/31/98      $    8,231        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services       5/1-5/31/98      $   50,000        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                     5/1-5/31/98      $    1,951        Current

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A

=========================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                       CO          LIMITS
                                                                                   ENTITY
=========================================================================================================

PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                     Short Term Disability                    MMT
2211 Congress Street
Portland, ME 04122


====================================================================================
        CARRIER NAME & ADDRESS      EXPIRATION     PREMIUM            PAID
                                       DATE                           THRU
====================================================================================

PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                5/1-5/31/98         $2,110        Current
2211 Congress Street
Portland, ME 04122